UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Fortress Value Acquisition Corp. II

(Exact Name of Registrant as Specified in Its Charter)

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As previously disclosed, on February 21, 2021, Fortress Value Acquisition Corp. II, a Delaware corporation (“FAII”), entered into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), by and among FAII, FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of FAII (“Merger Sub”) and Wilco Holdco, Inc., a Delaware corporation (the “Company”). Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into the Company, with the Company being the surviving corporation (together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). As a result of the Business Combination, the Company will become a direct, wholly-owned subsidiary of FAII.

On May 14, 2021, FAII filed a definitive proxy statement on Schedule 14A for FAII’s Special Meeting of Stockholders (the “Definitive Proxy Statement”).

The following disclosure supplements the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

The disclosure in the section entitled “Treatment of Incentive Common Units and Grant of Unallocated Incentive Common Unit Pool in connection with the proposed Business Combination” on page 211 of the Definitive Proxy Statement is hereby supplemented by amending and restating the section as follows:

Upon the closing of the proposed Business Combination, holders of vested and unvested ICUs will receive a distribution of a number of shares of ATI based on the distribution priorities under the Wilco Acquisition, LP limited partnership agreement assuming, solely for this purpose, that all unvested ICUs are vested.

Shares of ATI received in respect of unvested time-based ICUs will be restricted shares and shall be eligible to vest in accordance with the existing vesting schedule and terms of the underlying ICUs. Shares of ATI received in respect of performance-based ICUs will be restricted shares and shall be eligible to vest in installments on each quarterly anniversary of the closing over the shorter of: (a) the eight-year period from the original grant date of the underlying ICUs, or (b) three years post-closing, subject to the grantee’s continued service through each vesting date.

In addition, Wilco Acquisition, LP will transfer to employees of ATI restricted shares of ATI in respect of the unallocated incentive common unit pool as of such time. Such restricted shares of ATI will vest on each quarterly anniversary of the closing over 3 years following the closing, subject to the grantee’s continued service through each vesting date. The allocation of such restricted shares of ATI will be determined by the Compensation Committee.

If any of restricted shares of ATI are forfeited following the closing and prior to vesting, such shares will be forfeited to Wilco Acquisition, LP and may be reallocated to employees by the Compensation Committee. Following the closing, the Company intends to present to the ATI Board an amendment to the Incentive Plan, which will provide that, in lieu of forfeiture of outstanding restricted shares to Wilco Acquisition, LP, any restricted shares of ATI described above that are forfeited will be cancelled by ATI and become available for issuance under the Incentive Plan.

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates of financial and performance metrics and market opportunity. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s and FAII’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and FAII. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that (a) the approval of the stockholders of FAII is not obtained or (b) legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) could cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of FAII’s securities and the attractiveness of the Business Combination to investors; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the concurrent private equity offering in connection with the Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations of FAII or the Company as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to the Company and costs related to the proposed Business Combination; (ix) risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; (x) the effects of competition on the Company’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FAII, the Company or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FAII’s public stockholders; (xiv) the ability of FAII’s or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FAII’s definitive proxy statement relating to the proposed Business Combination filed with the SEC on May 14, 2021, FAII’s Annual Report on Form 10-K for the year ended December 31, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of FAII’s filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FAII nor the Company presently know or that FAII and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements in this Communication reflect the Company’s and FAII’s expectations, plans or forecasts of future events and views as of the date of this Communication. FAII and the Company anticipate that subsequent events and developments could cause the Company’s and FAII’s assessments with respect to these forward-looking statements to change. However, while FAII and the Company may elect to update these forward-looking statements at some point in the future, FAII and the Company specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FAII’s and the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

This communication is being made in respect of the proposed Business Combination involving FAII and the Company. FAII filed a definitive proxy statement relating to the proposed Business Combination with the SEC on May 14, 2021. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. FAII’s stockholders and other interested persons are advised to read the definitive proxy statement and any other documents filed, in connection with FAII’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials contain important information about FAII, the Company and the proposed Business Combination.

Stockholders of FAII can obtain copies of the proxy statement and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov. In addition, the documents filed by FAII may be obtained free of charge from FAII at https://www.fortressvalueac2.com/sec-filings or upon written request to FAII at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations, or by calling (212) 798-6100.

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